UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  FORM 8-K/A

                                CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                      Date of Report: February 18, 1998

     MEDIX RESOURCES, INC. (FORMERLY INTERNATIONAL NURSING SERVICES, INC)
           (Exact name of registrant as specified in its charter)

        Colorado                        000-24768             84-1123311
(State or other jurisdiction          (Commission          (IRS Employer
     of incorporation)                File Number)      Identification No.)

          360 South Garfield Street, Suite 400, Denver, Colorado    80209
                     (Address of principal executive offices)     (Zip Code)

    Registrant's telephone number, including area code:  (303) 393-1515


None
             (Former name or former address, if changes since last report)

Item 1. Changes in Control of Registrant.  N/A.

Item 2 . Acquisition or Disposition of Assets.    N/A

Item 3. Bankruptcy or Receivership.  N/A.

Item 4. Changes in Registrant's Certifying Accountant.  N/A.

Item 5. Other Events.  N/A

Item  6.  Resignations  of  Registrant's  Directors.    N/A.

Item  7.  Financial  Statements  and  Exhibits.

(a) In accordance with Item 7(a)(1) and 7 (b)(1), the registrant will be filing the required financial statements of Cymedix Corporation and the related pro forma financial statements within 75 days of the effective date of the acquisition of January 7, 1998, as reported in the registrants Form 8-K previously filed January 14, 1998 or March 23, 1998.

Item  8.    Change  in  Fiscal  Year.    N/A.

Item  9.    Sales  of  Equity  Securities  Pursuant  to Regulation S.  N/A.

                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                  INTERNATIONAL  NURSING  SERVICES,  INC.


Date:  February  18, 1998               By:   /s/ John P. Yeros
                                                  ------------

John  P.  Yeros,  President  and  Chief  Executive  Officer